EQ ADVISORS TRUSTSM

EQ/Long-Term Bond Portfolio

SUPPLEMENT DATED OCTOBER 1, 2021 TO THE PROSPECTUS DATED JULY 30, 2021, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus dated July 30, 2021, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain this document, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download the document at the Trust’s website at www.equitable-funds.com.

The purpose of this Supplement is to provide you with information regarding a new, additional breakpoint in the contractual management fee rate schedule applicable to the EQ/Long-Term Bond Portfolio, effective October 1, 2021.

Effective October 1, 2021, the section of the Prospectus entitled “Management of the Trust - Advisory Fees” is amended to include the following information:

The following table shows the contractual rate of the advisory fee (as a percentage of the Portfolio’s average daily net assets) payable by the Portfolio, effective October 1, 2021.

Portfolio	First $2 billion	Next $4 billion	Next $2 billion	Thereafter
EQ/Long-Term Bond Portfolio	0.350%	0.300%	0.275%	0.250%

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